                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): April 12, 2001




                                  ELINEAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)




          Delaware                   0-27418                    76-0478045
-----------------------------      -----------              -----------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)





       10055 Westmoor Drive
           Westminster, CO                                          80021
----------------------------------------                       -------------
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:     (281) 556-8708







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ITEM 5.           OTHER EVENTS.

         On April 12, 2001, eLinear, Inc. (the "Company") issued a press release announcing its financial results for the first quarter of 2001 and that it had filed its Form 10-QSB for this period with the Securities and Exchange Commission. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as
Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

      Exhibit
      Number         Exhibit Description
      ------         -------------------
       99.1          Press Release, dated April 12, 2001


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ELINEAR, INC.



                                       By: /s/ Jon Ludwig
                                           -----------------------------------
                                               Jon Ludwig
                                               Chief Executive Officer


Dated: April 12, 2001


                                       3
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                                  EXHIBIT INDEX


      Exhibit
      Number         Exhibit Description
      ------         -------------------

       99.1          Press Release, dated April 12, 2001


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